The James Advantage Funds

                       James Balanced: Golden Rainbow Fund
                              James Small Cap Fund
                                James Equity Fund
                            James Market Neutral Fund

                         Supplement dated April 11, 2006
                    to the Prospectus dated November 1, 2005

The following paragraph is added to the end of the section on page 17 of the Prospectus entitled Market Timing Policy.

         Investment advisers, broker-dealers and other financial institutions ("financial intermediaries") maintaining omnibus accounts with the Funds may impose market timing policies that are more restrictive than the market timing policy adopted by the Board of Trustees. For instance, these financial intermediaries may impose limits on the number of purchase and sale transaction that an investor may make over a set period of time and impose penalties for transactions in excess of those limits. Financial intermediaries also may exempt certain types of transactions from these limitations. If you purchased your shares through a financial intermediary, you should read carefully any materials provided by the financial intermediary together with this prospectus to fully understand the market timing policies applicable to you.

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         This supplement and the Prospectus dated November 1, 2005 provide the information a prospective investor ought to know before investing and should be retained for future reference.